Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the period ended June 30, 2012 of Mid-Con Energy Partners, LP (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey R. Olmstead, President and Chief Financial Officer of Mid-Con Energy GP, LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 9, 2012

/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
President and Chief Financial Officer